UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08747

Dividend and Income Fund
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices) (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/16 – 6/30/16

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

SEEKING PRIMARILY HIGH CURRENT INCOME AND SECONDARILY CAPITAL APPRECIATION

DIVIDEND
AND	INCOME FUND

2016 JUNE 30 SEMI-ANNUAL REPORT

WWW.DIVIDENDANDINCOMEFUND.COM

PORTFOLIO ANALYSIS
June 30, 2016

TOP TEN	June 30, 2016
HOLDINGS

1 W.R. Berkley Corporation

2 Philip Morris International, Inc.

3 CSX Corp.

4 Johnson & Johnson

5 First American Financial Corporation

6 Chubb Limited

7 Wal-Mart Stores, Inc.

8 Southern Company

9 Cisco Systems, Inc.

10 Quest Diagnostics Incorporated

Top ten holdings comprise approximately 19% of total assets. Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

TOP TEN	June 30, 2016
INDUSTRIES

1 Fire, Marine & Casualty Insurance

2 Commercial Banks

3 National Commercial Banks

4 Railroads, Line-Haul Operating

5 Services - Medical Laboratories

6 Petroleum Refining

7 Investment Advice

8 Motor Vehicles & Passenger Car Bodies

9 Pharmaceutical Preparations

10 Semiconductors & Related Devices

Holdings by Security Type on June 30, 2016*

DIVIDEND AND INCOME FUND	Semi-Annual Report 2016

TO OUR SHAREHOLDERS
June 30, 2016

Dear Fellow Shareholders:

It gives us great pleasure to welcome each of our new shareholders to Dividend and Income Fund and to submit this 2016 Semi-Annual Report. The Fund seeks to achieve its primary investment objective of high current income and secondary objective of capital appreciation by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities. These securities may include dividend paying common stocks, convertible securities, preferred stocks, securities of registered investment companies, exchange traded funds organized as investment companies or otherwise, real estate investment trusts, depositary receipts, and other equity related securities. Of course, there can be no assurance that the Fund will achieve its objectives.

Economic and Market Report

The Federal Open Market Committee (FOMC) of the Federal Reserve Bank (the “Fed”) recently released a statement that its information suggested that since April 2016 the “pace of improvement in the labor market has slowed while growth in economic activity appears to have picked up.” Encouragingly, the statement noted that growth in household spending has strengthened and, since the beginning of the year, the housing sector has continued to improve. The statement also noted that inflation has continued to run below 2%, partly reflecting earlier declines in energy prices and in prices of non-energy imports.

The Fed’s board members and bank presidents recently projected a 2016 change in real growth in U.S. GDP in a range of 1.8 – 2.2%, and 1.6 – 2.4% for 2017, and an unemployment rate in a range of 4.5 – 4.9% for 2016 and 4.3 – 4.8% for 2017. The World Bank recently revised its 2016 global growth forecast down to 2.4% from the 2.9% rate projected earlier. The move is “due to sluggish growth in advanced economies, stubbornly low commodity prices, weak global trade, and diminishing capital flows.” Nevertheless, the bank projects growth to strengthen to 2.8% in 2017 and 3.0% in 2018. Yet, due to weak growth, the World Bank also warns that the global economy is “facing increasingly pronounced downside risks,” including increased protectionism and rising private sector debt in emerging markets.

In summary, the U.S. and the global economies appear to be slowing, and risks growing, which suggests to us that investors should exercise increasing caution over the course of 2016 and anticipate continued market volatility.

Investment Strategy and Returns

In view of these economic developments, the Fund’s strategy in the first half of 2016 was to emphasize profitable, conservatively valued companies across a broad array of industries. Generally, the Fund purchased and held income generating equity securities in seeking to achieve its primary investment objective of high current income and secondary objective of capital appreciation and sold investments that appeared to have appreciated to levels reflecting full or over-valuation. In the first six months of 2016, the Fund’s net investment income, net realized gain on investments, and unrealized appreciation on investments were, respectively, $1,438,741, $1,539,050, and $2,533,736, which contributed significantly to the Fund’s net asset value return of 4.72%, including the reinvestment of dividends, as did dilution occurring under the Fund’s dividend reinvestment plan. Profitable sales in the period were made of, among others, shares of Honeywell International, Inc. in the manufacturing sector and The Clorox Company in the consumer products sector and losses were taken on, among others, Joy Global Inc. in the mining equipment sector and Waddell & Reed Financial, Inc. in the asset management sector which, with other profits and losses realized, resulted in net realized gain on investments. Although no particular investment was responsible for the majority of the unrealized appreciation or depreciation of investments over the period, investments held in the petroleum refining and asset management sectors, including Western Refining, Inc. and Invesco Ltd., respectively, were significant contributors to unrealized depreciation during the period. At the same time, the Fund benefited from unrealized appreciation from its holdings of Exelon Corp. in the utility sector and Johnson & Johnson in the pharmaceutical sector.

The Fund’s market return for the first six months of 2016, also including the reinvestment of dividends, was 3.41%. Generally, the Fund’s total return on a market value basis will be lower than total return on a net asset value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. For comparison, in the same period, the S&P 500 Index total return was 3.84% and the BofA Merrill Lynch US High Yield Master II Total Return Index returned 9.32%. These indexes are unmanaged and do not reflect fees and expenses, nor are they available for direct investment. At June 30, 2016, the Fund’s portfolio included over 100 securities of different issuers, with the top ten amounting to approximately 19% of total assets. At that time, the Fund’s investments totaled approximately $145 million, reflecting the use of about $6 million of leverage on net assets of about $139 million. As the Fund pursues its primary investment objective of seeking high current income, with capital appreciation as a secondary objective, these holdings and allocations are subject to change at any time.

1 Semi-Annual Report 2016	DIVIDEND AND INCOME FUND

TO OUR SHAREHOLDERS
June 30, 2016

Quarterly Dividends

On June 1, 2016, the Fund declared its second quarterly dividend for the year, amounting to $0.25 per share. The quarterly dividend distribution reflects the Fund’s current distribution policy to provide shareholders with a relatively stable cash flow and to attempt to reduce or eliminate the Fund’s market price discount to its net asset value per share. As previously reported, the dividend amount was adjusted lower in March 2016 to more closely reflect the net income generated by the Fund’s investments, the current market price and net asset value of the Fund’s shares, the total distribution amount relative to the Fund’s net assets, and related matters. The distribution policy may be changed or discontinued without notice. The distributions are paid from net investment income and any net capital gains, with the balance representing return of capital.

As of June 1, 2016 and based on the Fund’s results and estimates for that quarter, the second quarter distribution would include approximately 25%, 0%, and 75% from net investment income, capital gains, and return of capital, respectively. If, for any distribution, the sum of previously undistributed net investment income and net realized capital gains is less than the amount of the distribution, the difference is treated as a return of capital (tax-free for a shareholder up to the amount of its tax basis in its shares of the Fund). The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted basis in its shares, thereby increasing the shareholder’s potential gain or reducing its potential loss on the subsequent sale of those shares. The foregoing is for informational purposes only and does not, nor does anything else herein, constitute tax advice. Shareholders should consult with their own tax advisor or attorney with regard to their personal tax situation.

The Fund’s distributions are not tied to its investment income and realized capital gains and do not represent yield or investment return. The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations. In early 2017, the Fund intends to send a Form 1099-DIV for the calendar year concerning the tax treatment of the dividend distributions that were paid to shareholders of record during the 12 months ended December 31, 2016.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial advisor or the Fund’s transfer agent.

Fund Website and Dividend Reinvestment Plan

The Fund’s website, www.DividendandIncomeFund.com, provides investors with investment information, news, and other material about the Fund. The website also has links to performance, tax, and daily net asset value reporting. You are invited to use this resource to learn more about the Fund. For those shareholders currently receiving the Fund’s quarterly dividends in cash but are interested in adding to their account through the Fund’s Dividend Reinvestment Plan, we encourage you to review the Plan set forth later in this document and contact the Fund’s Transfer Agent, who will be pleased to assist you with no obligation on your part.

Long Term Strategies

We thank you for investing in the Fund and share your enthusiasm for its potential, as evidenced by the fact that affiliates of the Fund’s investment manager own approximately 8% of the Fund’s outstanding shares, pursuant to the Fund’s governing documents that permit ownership of more than 4.99% of the Fund’s outstanding shares with the prior approval of the Fund’s Board of Trustees. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas B. Winmill

President and Portfolio Manager

DIVIDEND AND INCOME FUND	Semi-Annual Report 2016 2

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2016 (Unaudited)
Financial Statements

Common Stocks (98.15%)	Shares	Value
Agricultural Chemicals (2.05%)
Monsanto Company	15,000	$ 1,551,150
Potash Corporation of Saskatchewan Inc.	80,000	1,299,200

		2,850,350

Agriculture Production - Livestock & Animal Specialties (0.73%)
Cal-Maine Foods, Inc. (a)	23,000	1,019,360

Aircraft Engines & Engine Parts (0.29%)
United Technologies Corporation	3,980	408,149

Air Transportation, Scheduled (0.46%)
Alaska Air Group, Inc.	5,000	291,450
Southwest Airlines Co.	9,000	352,890

		644,340

Apparel & Other Finished Products of Fabrics & Similar Material (0.64%)
Carter’s, Inc.	8,300	883,701

Beverages (1.37%)
PepsiCo, Inc. (a)	18,000	1,906,920

Biological Products (2.08%)
Amgen Inc. (a)	12,100	1,841,015
Gilead Sciences, Inc.	12,570	1,048,589

		2,889,604

Blankbooks, Looseleaf Binders & Bookbinding & Related Work (0.86%)
Deluxe Corporation	18,000	1,194,660

Cable & Other Pay Television Services (0.94%)
Rogers Communications Inc.	32,500	1,313,000

Cigarettes (2.05%)
Philip Morris International, Inc. (a)	28,000	2,848,160

Commercial Banks (4.76%)
Australia and New Zealand Banking Group Limited	30,000	538,794
Banco Bilbao Vizcaya Argentaria, S.A. ADR	159,500	915,530
Banco Santander, S.A. ADR	220,400	863,968
Barclays PLC ADR	94,600	718,960
ING Groep N.V. ADR	84,300	870,819
Lloyds Banking Group plc ADR	243,700	723,789
The Royal Bank of Scotland Group plc ADR (b)	141,200	663,640

	Shares	Value
Westpac Banking Corporation	60,000	$ 1,325,400

		6,620,900

Computer and Computer Software Stores (0.76%)
GameStop Corp. (a)	40,000	1,063,200

Computer & Office Equipment (0.98%)
International Business Machines Corporation	9,000	1,366,020

Computer Communications Equipment (1.75%)
Cisco Systems, Inc. (a)	85,000	2,438,650

Construction, Mining & Materials Handling Machinery & Equipment (0.67%)
Dover Corp. (a)	13,500	935,820

Deep Sea Foreign Transportation of Freight (0.46%)
Seaspan Corp.	45,875	640,415

Drilling Oil & Gas Wells (0.85%)
Transocean Ltd. (b)	100,000	1,189,000

Electric Services (1.83%)
Southern Company (a)	47,500	2,547,425

Electronic & Other Electrical Equipment (0.98%)
Emerson Electric Co.	26,000	1,356,160

Electronic Computers (0.86%)
Apple Inc. (a)	12,500	1,195,000

Electronic Connectors (0.61%)
Methode Electronics, Inc.	25,000	855,750

Electronic & Other Services Combined (1.35%)
Exelon Corp. (a)	51,500	1,872,540

Engines & Turbines (0.27%)
Cummins Inc.	3,400	382,296

Finance Services (1.05%)
American Express Company (a)	24,000	1,458,240

Fire, Marine & Casualty Insurance (4.89%)
Chubb Limited (a)	20,000	2,614,200
W.R. Berkley Corporation (a)	70,000	4,194,400

		6,808,600

See notes to financial statements.

3 Semi-Annual Report 2016	DIVIDEND AND INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2016 (Unaudited)
Financial Statements

Common Stocks (continued)	Shares	Value
Food & Kindred Products (0.82%)
Nestle S.A.	14,700	$ 1,136,457

Hospital & Medical Service Plans (1.61%)
Anthem, Inc. (a)	17,100	2,245,914

Hotels & Motels (0.91%)
Las Vegas Sands Corp.	29,000	1,261,210

Industrial Trucks, Tractors, Trailers, and Stackers (0.74%)
PACCAR Inc.	20,000	1,037,400

Industrial Organic Chemicals (0.43%)
LyondellBasell Industries N.V.	8,000	595,360

Investment Advice (2.79%)
Ameriprise Financial Inc. (a)	9,600	862,560
The Blackstone Group L.P. (a)	55,000	1,349,700
Franklin Resources, Inc.	21,700	724,129
Invesco Ltd.	37,000	944,980

		3,881,369

Life Insurance (0.61%)
Aviva plc ADR	79,600	850,924

Measuring & Controlling Devices (0.85%)
Rockwell Automation, Inc.	10,300	1,182,646

Metal Mining (0.79%)
Rio Tinto plc ADR	35,000	1,095,500

Miscellaneous Industrial & Commercial Machinery & Equipment (0.77%)
Eaton Corporation plc	18,000	1,075,140

Motor Vehicle Parts & Accessories (0.69%)
BorgWarner Inc.	8,650	255,348
Lear Corporation	7,000	712,320

		967,668

Motor Vehicles & Passenger Car Bodies (2.61%)
Ford Motor Company (a)	120,000	1,508,400
General Motors Company (a)	41,500	1,174,450
Volkswagen AG	35,000	946,750

		3,629,600

National Commercial Banks (4.09%)
Bank of America Corporation (a)	54,000	716,580
Capital One Financial Corporation (a)	20,200	1,282,902
Citigroup Inc.	17,000	720,630
JPMorgan Chase & Co.	12,000	745,680

	Shares	Value
The PNC Financial Services Group, Inc.	8,000	$ 651,120
U.S. Bancorp	39,000	1,572,870

		5,689,782

Natural Gas Transmission (0.83%)
Spectra Energy Partners, LP	24,400	1,151,192

Other Chemical Products (0.81%)
Praxair Inc.	10,000	1,123,900

Personal Credit Institutions (0.85%)
Discover Financial Services	22,000	1,178,980

Petroleum Refining (2.91%)
Exxon Mobil Corp.	17,000	1,593,580
Phillips 66 (a)	20,500	1,626,470
Western Refining, Inc.	40,000	825,200

		4,045,250

Pharmaceutical Preparations (2.54%)
Johnson & Johnson (a)	23,100	2,802,030
Shire plc	4,001	736,504

		3,538,534

Plastic Materials, Synthetic Resins & Nonvulcan Elastomers (0.70%)
Hexcel Corporation	23,500	978,540

Printed Circuit Boards (0.34%)
Kimball Electronics, Inc. (b)	37,943	472,390

Pumps & Pumping Equipment (0.75%)
Flowserve Corporation	23,000	1,038,910

Radio & TV Broadcasting & Communications Equipment (1.80%)
QUALCOMM, Incorporated (a)	20,000	1,071,400
Ubiquiti Networks, Inc. (b)	37,000	1,430,420

		2,501,820

Railroads, Line-Haul Operating (3.74%)
CSX Corp. (a)	108,500	2,829,680
Norfolk Southern Corp.	15,000	1,276,950
Union Pacific Corporation	12,650	1,103,713

		5,210,343

Railroad Equipment (1.35%)
The Greenbrier Companies, Inc.	64,500	1,878,885

Real Estate (0.37%)
NorthStar Asset Management Group Inc.	50,000	510,500

See notes to financial statements.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2016 4

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2016 (Unaudited)
Financial Statements

Common Stocks (concluded)	Shares	Value
Retail - Department Stores (1.38%)
Dillard’s, Inc.	13,800	$ 836,280
Kohl’s Corporation	28,600	1,084,512

		1,920,792

Retail - Family Clothing Stores (0.85%)
The Buckle, Inc.	12,650	328,774
The GAP, Inc. (a)	40,000	848,800

		1,177,574

Retail - Home Furniture, Furnishings & Equipment Stores (0.41%)
Williams-Sonoma, Inc.	10,951	570,876

Retail - Variety Stores (1.87%)
Wal-Mart Stores, Inc.	35,650	2,603,163

Savings Institution, Federally Chartered (0.71%)
HSBC Holdings plc ADR	31,400	983,134

Security & Commodity Brokers, Dealers, Exchanges & Services (0.92%)
T. Rowe Price Group, Inc.	17,500	1,276,975

Security Brokers, Dealers & Flotation Companies (0.59%)
Credit Suisse Group AG ADR	77,100	824,970

Semiconductors & Related Devices (2.27%)
Intel Corporation	32,000	1,049,600
Skyworks Solutions, Inc.	15,000	949,200
Texas Instruments Incorporated	18,500	1,159,025

		3,157,825

Services - Advertising Agencies (0.54%)
Omnicom Group Inc.	9,200	749,708

Services - Business Services (1.14%)
The Western Union Company (a)	83,000	1,591,940

Services - Computer Processing & Data Preparation (0.79%)
DST Systems, Inc.	9,450	1,100,263

Services - Computer Programming Services (0.45%)
Syntel, Inc. (b)	13,754	622,506

Services - Help Supply Services (1.01%)
Robert Half International Inc.	36,700	1,400,472

Services - Medical Laboratories (2.95%)
Laboratory Corporation of America Holdings (a) (b)	14,000	1,823,780
Quest Diagnostics Incorporated	28,000	2,279,480

		4,103,260

	Shares	Value
Services - Miscellaneous Repair Services (0.0%)
Aquilex Holdings LLC Units (c)	756	$ -

Services - Personal Services (0.73%)
H&R Block, Inc.	43,900	1,009,700

Services - Prepackaged Software (1.32%)
Oracle Corporation (a)	45,000	1,841,850

Special Industry Machinery (0.85%)
Lam Research Corporation	14,000	1,176,840

Sporting Goods Stores (1.28%)
Dick’s Sporting Goods, Inc. (a)	39,500	1,779,870

State Commercial Banks (2.24%)
The Bank of Nova Scotia	24,300	1,190,943
Deutsche Bank Aktiengesellschaft (b)	59,300	814,189
Itau Unibanco Holding S.A. ADR	117,80	1,112,032

		3,117,164

Surety Insurance (0.91%)
Assured Guaranty Ltd.	50,000	1,268,500

Telephone Communications (0.88%)
Verizon Communications Inc.	22,000	1,228,480

Title Insurance (1.88%)
First American Financial Corporation	65,000	2,614,300

Transportation Equipment (1.23%)
Polaris Industries Inc.	20,900	1,708,784

Wholesale - Drugs, Proprietaries & Druggists’ Sundries (0.77%)
AmerisourceBergen Corporation	13,500	1,070,820

Wholesale - Electronic Parts & Equipment (0.93%)
Avnet, Inc.	32,000	1,296,320

Wholesale - Industrial Machinery & Equipment (1.01%)
MSC Industrial Direct Co., Inc.	20,000	1,411,200

Total common stocks (Cost $132,149,784)		136,573,760

Corporate Bonds and Notes (1.38%)	Principal Amount	Value

Cogeneration Services & Small Power Producers (0.33%)
Covanta Holding Corp., 7.25%, 12/1/20 (a)	450,000	463,613

Electric Services (0.39%)
Elwood Energy LLC, 8.159%, 7/5/26 (a)	490,360	541,848

See notes to financial statements.

5 Semi-Annual Report 2016	DIVIDEND AND INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2016 (Unaudited)
Financial Statements

Corporate Bonds and Notes (continued)	Principal Amount	Value
Hospital & Medical Service Plans (0.18%)
Health Net, Inc., 6.375%, 6/1/17 (a)	250,000	258,125

Oil & Gas Field Exploration Services (0.11%)
CGG-Veritas, 7.75%, 5/15/17 (a)	169,000	149,143

Special Industry Machinery (0.37%)
Novelis, Inc., 8.375%, 12/15/17 (a)	500,000	511,562

Total corporate bonds and notes (Cost $1,885,671)		1,924,291

Closed End Funds (0.53%)	Shares	Value
Western Asset Emerging Markets Income Fund Inc. (Cost $682,135)	67,500	731,700

Real Estate Investment Trusts (0.99%)
New Residential Investment Corp. (Cost $771,976)	100,000	1,384,000

Reorganization Interests (0%)
Penson Technologies LLC Units (b) (c)
(Cost $ 0)	813,527	0

	Shares	Value
Master Limited Partnerships (0.84%)

Natural Gas Transmission (0.84%)
Enterprise Products Partners LP Units (a) (Cost $374,214)	40,000	$ 1,170,400

Preferred Stocks (2.01%)

Financial (2.01%)
Annaly Capital Management, Inc., 7.625% Series C	79,469	2,031,228
Hatteras Financial Corp., 7.625% Series A	30,809	765,295
Solar Cayman Ltd. (a) (b) (c)	80,000	0

Total preferred stocks (Cost $3,066,072)		2,796,523

Money Market Fund (0.01%)

SSgA Money Market Fund, 7 day annualized yield 0.20% (Cost: $12,564)	12,564	12,564

Total investments (Cost $138,942,416) (103.91%)		144,593,238

Liabilities in excess of other assets (-3.91%)		(5,434,758)

Net assets (100.00%)		$139,158,480

(a)

All or a portion of these securities, have been segregated as collateral and held as collateral in a segregated account pursuant to the Committed Facility Agreement. As of June 30, 2016, the value of securities pledged as collateral was $45,346,416 and there were no securities on loan under the Lending Agreement.

(b)	Non-income producing.
(c)	Illiquid and/or restricted security that has been fair valued.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

See notes to financial statements.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2016 6

STATEMENTS OF ASSETS AND LIABILITIES	(Unaudited)
Financial Statements

June 30, 2016

Assets
Investments, at value (cost: $138,942,416 )	$144,593,238
Cash	455
Receivables:
Capital shares issued on reinvestment of dividends	257,285
Dividends	182,973
Interest	27,048
Foreign withholding tax reclaims	4,369
Other assets	6,931

Total assets	145,072,299

Liabilities
Bank credit facility borrowing	5,650,000
Payables:
Accrued expenses	129,691
Investment management	110,235
Administrative services	23,893

Total liabilities	5,913,819

Net Assets	$139,158,480

Net Asset Value Per Share
(applicable to 10,604,437 shares issued and outstanding)	$ 13.12

Net Assets Consist of
Paid in capital	$175,689,096
Accumulated net realized loss on investments and foreign currencies	(42,181,455)
Net unrealized appreciation on investments and foreign currencies	5,650,839

$139,158,480

See notes to financial statements.

7 Semi-Annual Report 2016	DIVIDEND AND INCOME FUND

STATEMENT OF OPERATIONS	(Unaudited)
Financial Statements

Six Months Ended June 30, 2016
Investment Income
Dividends (net of $46,236 foreign tax withholding)	$ 2,483,309
Interest	76,086
Securities lending income	22,941

Total investment income	2,582,336

Expenses
Investment management	694,615
Administrative services	111,815
Interest on bank credit facility	65,859
Exchange listing and registration	50,400
Shareholder communications	47,803
Trustees	36,951
Bookkeeping and pricing	33,690
Custodian	24,227
Insurance	22,750
Legal	21,727
Auditing	20,930
Transfer agent	9,685
Other	3,450

Total expenses	1,143,902
Expense reduction	(307)

Net expenses	1,143,595

Net investment income	1,438,741

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	1,546,918
Foreign currencies	(7,868)
Unrealized appreciation on
Investments	2,533,441
Translation of assets and liabilities in foreign currencies	295

Net realized and unrealized gain	4,072,786

Net increase in net assets resulting from operations	$ 5,511,527

See notes to financial statements.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2016 8

STATEMENTS OF CHANGES IN NET ASSETS	(Unaudited)
Financial Statements

	Six Months Ended June 30, 2016	Year Ended December 31, 2015

Operations
Net investment income	$ 1,438,741	$ 2,813,403
Net realized gain	1,539,050	4,964,667
Unrealized appreciation (depreciation)	2,533,736	(20,575,304)

Net increase (decrease) in net assets resulting from operations	5,511,527	(12,797,234)

Distributions to Shareholders
Net investment income	(1,438,741)	(2,393,241)
Return of capital	(3,845,710)	(12,516,950)

Total distributions	(5,284,451)	(14,910,191)

Capital Share Transactions
Reinvestment of distributions to shareholders	513,973	958,981
Proceeds from shares issued in rights offering	-	21,162,983
Offering costs of rights offering charged to paid in capital	-	(276,827)

Increase in net assets from capital share transactions	513,973	21,845,137

Total change in net assets	741,049	(5,862,288)

Net Assets
Beginning of period	138,417,431	144,279,719

End of period	$ 139,158,480	$ 138,417,431

End of period net assets include undistributed net investment income	$ -	$ -

See notes to financial statements.

9 Semi-Annual Report 2016	DIVIDEND AND INCOME FUND

STATEMENT OF CASH FLOWS	(Unaudited)
Financial Statements

Six Months Ended June 30, 2016

Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$ 5,511,527
Adjustments to reconcile decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Unrealized appreciation of investments and foreign currencies	(2,533,736)
Net realized gain on sales of investments and foreign currencies	(1,539,050)
Purchase of long term investments	(40,948,035)
Proceeds from sales of long term investments	46,497,626
Net purchases of short term investments	(15,632)
Amortization of premium net of accretion of discount of investments	669
Decrease in dividends receivable	63,945
Decrease in interest receivable	8,258
Decrease in other assets	22,750
Decrease in accrued expenses	(21,205)
Decrease in investment management fee payable	(13,519)
Increase in administrative services payable	6,417

Net cash provided by operating activities	7,040,015

Cash Flows from Financing Activities
Cash distributions paid	(4,699,656)
Bank credit facility repayment, net	(2,416,137)

Net cash used in financing activities	(7,115,793)

Net change in cash	(75,778)

Cash
Beginning of period	76,233

End of period	$ 455

Supplemental disclosure of cash flow information:
Cash paid for interest on bank credit facility	$ 65,730
Non-cash financing activities not included herein consisted of:
Reinvestment of dividend distributions	$ 513,973

See notes to financial statements.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2016 10

NOTES TO FINANCIAL STATEMENTS	June 30, 2016 (Unaudited)
Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Dividend and Income Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified, closed end management investment company whose shares are listed on the New York Stock Exchange under the ticker symbol DNI. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund retains Bexil Advisers LLC as its Investment Manager.

The Fund is an investment company and accordingly follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected close of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, the Fund may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees. Due to the inherent uncertainty of valuation, such fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies (the “Acquired Fund”) in accordance with the Act and related rules. Shareholders in the Fund bear the pro rata portion of the fees and expenses of an Acquired Fund in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by an Acquired Fund. The fees and expenses of an Acquired Fund are reflected in such fund’s total return.

Option Transactions – The Fund may write (i.e. sell) covered call options on securities or on indexes. The Fund writes covered call options to attempt to enhance returns through price changes of the option, increase income, hedge to reduce overall portfolio risk, and hedge to reduce individual security risk. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the option. Writing option contracts results in off-balance sheet risk as the Fund’s ultimate obligation to satisfy terms of the contract may exceed the amount recognized in the statement of assets and liabilities.

Investments in Real Estate Investment Trusts (“REITs”) – Dividend income is recorded based on the income included in distributions

11 Semi-Annual Report 2016	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Short Sales – The Fund may sell a security short it does not own in anticipation of a decline in the market value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. The Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of a sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on corporate bonds and notes are included in interest income.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by the Fund are charged to the Fund. Expenses deemed by the Investment Manager to have been incurred jointly by the Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager or other related entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. There were no credits realized from the custodian by the Fund during the periods covered by this report. The Fund is reimbursed by its securities lending provider for certain custody transaction costs associated with securities lending. These reimbursements are included in expense reductions in the Statement of Operations.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with the Fund’s distribution policies and income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code (the “IRC”) and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2013-2015) or expected to be taken in the Fund’s 2016 tax returns.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES The Fund has retained the Investment Manager pursuant to an investment management agreement. Under the terms of the investment management agreement, the Investment Manager receives a fee payable monthly for investment advisory services at an annual rate of 0.95% of the Fund’s Managed Assets. “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt, and the aggregate liquidation preference of any outstanding preferred stock.

Pursuant to the investment management agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the six months ended June 30, 2016, the Fund’s reimbursements of such costs were $111,815, of which $69,915 and $41,900 was for compliance and accounting services, respectively.

Certain officers and trustees of the Fund are officers and managers of the Investment Manager. As of June 30, 2016, Bexil Securities LLC (“Bexil Securities”), an affiliate of the Investment Manager, owned approximately 8% of the Fund’s outstanding shares, pursuant to the Fund’s governing documents that permit ownership of more than 4.99% of the Fund’s outstanding shares with the prior approval of the Fund’s Board of Trustees. For the six months ended June 30, 2016 and year ended December 31, 2015, Bexil Securities acquired 36,562 and 304,220 shares of the Fund, respectively, through participation in the Fund’s Dividend Reinvestment Plan and 2015 rights offering.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2016 12

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

3. DISTRIBUTIONS TO SHAREHOLDERS AND DISTRIBUTABLE EARNINGS For the six months ended June 30, 2016, the Fund paid distributions totaling $5,284,451. As of June 30, 2016, the distribution is estimated to be comprised of $1,438,741 and $3,845,710 from net investment income and return of capital, respectively, based on information available at this time and is subject to change. The classification of these distributions for federal income tax purposes will be determined after the Fund’s fiscal year ending December 31, 2016, although the exact amount is not estimable as of June 30, 2016.

For the year ended December 31, 2015, the Fund paid distributions totaling $14,910,191 comprised of $2,393,241 and $12,516,950 of ordinary income and return of capital, respectively.

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss on investments	$ (44,193,371)
Unrealized appreciation	3,589,969

$ (40,603,402)

The difference between book and tax unrealized appreciation is primarily related to wash sales and partnership income.

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

Capital loss carryover is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryover actually available for the Fund to utilize under the IRC and related regulations based on the results of future transactions.

Under the IRC, capital losses incurred in taxable years beginning after November 30, 2011, are allowed to be carried forward indefinitely and retain the character of the original loss. The Fund has a net capital loss carryover as of December 31, 2015 of $44,193,371, of which $42,751,106 and $1,442,265 expires in 2016 and 2018, respectively. As a transition rule, post-enactment net capital losses are required to be utilized before pre-enactment net capital losses.

4. VALUE MEASUREMENTS GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

13 Semi-Annual Report 2016	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Corporate bonds and notes – The fair value of corporate bonds and notes are normally estimated using various techniques which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most corporate bonds and notes may be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

Unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The Investment Manager, under the direction of the Fund’s Board of Trustees, considers various valuation approaches for valuing assets categorized within level 3 of the fair value hierarchy. The factors used in determining the value of such assets may include, but are not limited to: the discount applied due to the private nature of the asset; the type of the security; the size of the asset; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; or an evaluation of the forces that influence the issuer and the market in which the asset is purchased and sold. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value assets is normally reported to the Fund’s Board of Trustees.

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total
Investments, at value
Common stocks	$ 136,573,760	$ -	$ 0	$ 136,573,760
Corporate bonds and notes	-	1,924,291	-	1,924,291
Closed end funds	731,700	-	-	731,700
Real estate investment trusts	1,384,000	-	-	1,384,000
Reorganization interests	-	-	0	0
Master limited partnerships	1,170,400	-	-	1,170,400
Preferred stocks	2,796,523	-	0	2,796,523
Money market fund	12,564	-	-	12,564
Total investments, at value	$ 142,668,947	$ 1,924,291	$ 0	$ 144,593,238

There were no securities transferred from level 1 on December 31, 2015 to level 2 on June 30, 2016.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2016 14

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

The following is a reconciliation of level 3 assets including securities valued at zero:

	Common Stocks	Reorganization Interests	Preferred Stocks	Total
Balance at December 31, 2015	$ 37,605	$0	$0	$37,605

Proceeds from sales	-	-	-	-

Realized gain (loss)	-	-	-	-

Transfers into (out of) level 3	-	-	-	-

Change in unrealized appreciation	(37,605)	-	-	(37,605)
Balance at June 30, 2016	$ 0	$0	$0	$0

Net change in unrealized appreciation attributable to assets still held as level 3 at June 30, 2016	$ (37,605)	$0	$0	$(37,605)

The following table presents additional information about valuation methodologies and inputs used for assets that are measured at fair value and categorized as level 3 as of June 30, 2016:

	Fair Value	Valuation Technique	Unobservable Input	Range
Common Stocks
Services - Miscellaneous Repair Services	$ 0	Share of taxable income and comparable exchange offer	Discount rate for lack of marketability	35%
Reorganization Interests	$ 0	Cost; last known market value for predecessor securities; estimated recovery on liquidation	Discount rate for lack of marketability	100%
Preferred Stocks
Financial	$ 0	Most recently reported net asset value	Discount rate for lack of marketability	100%

5. INVESTMENT TRANSACTIONS Purchases and proceeds from sales or maturities of investment securities, excluding short term investments, were $40,948,035 and $46,497,626, respectively, for the six months ended June 30, 2016. As of June 30, 2016, for federal income tax purposes, the aggregate cost of securities was $138,942,416 and net unrealized appreciation was $5,650,822, comprised of gross unrealized appreciation of $19,003,101 and gross unrealized depreciation of $13,352,279. The aggregate costs of investments for tax purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

15 Semi-Annual Report 2016	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

6. ILLIQUID AND RESTRICTED SECURITIES The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of June 30, 2016 were as follows:

	Acquisition Date	Cost	Value
Aquilex Holdings LLC	3/08/12	$496,372	$ 0
Penson Technologies LLC	4/09/14	0	0
Solar Cayman Ltd.	3/07/07	568,802	0

Total		$1,065,174	$ 0

Percent of net assets		0.77%	0.00%

7. BORROWING AND SECURITIES LENDING The Fund has a Committed Facility Agreement (the “CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) which allows the Fund to adjust its credit facility amount up to $45,000,000, subject to BNP’s approval, and a Lending Agreement, as defined below. Borrowings under the CFA are secured by assets of the Fund that were held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest was charged at the 1 month LIBOR (London Inter-bank Offered Rate) plus 0.95% on the amount borrowed and 0.50% on the undrawn balance. Because the Fund adjusts the facility amount each day to equal borrowing drawn that day, the annualized rate charge on undrawn facility amounts provided for by the CFA has not been incurred. The outstanding loan balance and the value of eligible collateral investments as of June 30, 2016 were $5,650,000 and $45,346,416, respectively, and the weighted average interest rate and average daily amount outstanding under the CFA for the six months ended June 30, 2016 were 1.38% and $9,191,784, respectively. The maximum amount outstanding during the six months ended June 30, 2016 was $24,599,574. On July 28, 2016, the Fund entered into a Liquidity Agreement with State Street Bank and Trust Company as described in Note 13 below.

The “Lending Agreement” provides that BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the CFA. BNP may re-register the Lent Securities in its own name or in another name other than the Fund and may pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. BNP must remit payment to the Fund equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities.

Under the Lending Agreement, Lent Securities are marked to market daily and, if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the CFA (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund may recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP is obligated, to the extent commercially possible, to return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP normally remains liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund also had the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair value of such Lent Securities against the Current Borrowings. The Fund earns securities lending income consisting of payments received from BNP for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. As of June 30, 2016, the value of securities on loan was $6,647,463 and for the six months ended June 30, 2016, the Fund earned $22,941 in securities lending income.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2016 16

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

8. SHARE TRANSACTIONS The Fund is authorized to issue an unlimited amount of $0.01 par value shares of beneficial interest. As of June 30, 2016, there were 10,604,437 shares outstanding. Share transactions for the following periods were:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
Shares issued in:	Shares	Amount	Shares	Amount
Reinvestment of distributions	47,182	$513,973	77,459	$ 958,981

Rights offering	-	-	1,821,255	21,162,983

	47,182	$513,973	1,898,714	$ 22,121,964

A registration statement allowing the Fund to offer, from time to time, in one or more offerings, including through rights offerings, up to $150,000,000 shares of beneficial interest (the “shelf offering”) was declared effective by the U.S. Securities and Exchange Commission on June 30, 2015. On September 28, 2015, the shareholders of the Fund received one non-transferable right for each share of the Fund held on that date rounded up to the nearest number of rights evenly divisible by three. Three rights were required to purchase one additional share of beneficial interest at the subscription price of $11.62 per share. On November 2, 2015, the Fund issued 1,821,255 shares of beneficial interest and recorded proceeds of $21,162,983, prior to the deduction of shelf and rights offering expenses of $276,827. The NAV per share of the Fund was reduced by approximately $0.53 per share as a result of the issuance of shares below NAV.

9. MARKET AND CREDIT RISKS The Fund may invest in below investment grade fixed income securities (commonly referred to as “junk” bonds), which carry ratings of BB or lower by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) and/or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”). Investments in these below investment grade securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities. The relative illiquidity of some of these securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

10. FOREIGN SECURITIES Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In June 2016, the United Kingdom (UK) voted to leave the European Union (EU) following a referendum referred to as “Brexit.” It is expected that the UK will exit the EU within two years, however, the exact timeframe for the UK’s exit is unknown. There is still considerable uncertainty relating to the potential consequences of the withdrawal, including how the financial markets will react. In light of the uncertainties surrounding the impact of the Brexit on the broader global economy, the negative impact could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, which could have an adverse effect on the value of the Fund’s investments.

11. CONTINGENCIES The Fund indemnifies its officers and trustees from certain liabilities that might arise from their performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

12. SHARE REPURCHASE PROGRAM In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as determined by the Board of Trustees. The Fund did not repurchase any of its shares during 2015 or the six months ended June 30, 2016.

13. SUBSEQUENT EVENTS On July 28, 2016, the Fund entered into a Liquidity Agreement (“LA”) with State Street Bank and Trust Company (“SSB”), the Fund’s custodian, and terminated its CFA and Lending Agreement with BNP. The LA allows the Fund to draw up to $35 million (maximum liquidity commitment) and includes a securities lending authorization by the Fund to SSB to engage in agency securities lending and reverse repurchase activity. Interest is charged on the drawn amount at the rate of one-month LIBOR plus 1.20% per annum. A non-usage fee is charged on the difference between the maximum liquidity commitment and the drawn amount at the rate of one-month LIBOR plus 0.07% per annum.

17 Semi-Annual Report 2016	DIVIDEND AND INCOME FUND

FINANCIAL HIGHLIGHTS	June 30, 2016 (Unaudited)
Financial Statements

	Six Months Ended June 30, 2016		Year Ended December 31,				One Month Ended Dec 31, 2011(1)		Year Ended November 30, 2011
Per Share Operating Performance			2015	2014	2013	2012
Net asset value, beginning of period	$13.11		$16.66	$17.20	$15.53	$15.48	$16.88		$17.36
Income from investment operations: (2)
Net investment income	0.14		0.31	0.34	0.40	0.56	0.08		0.96
Net realized and unrealized gain (loss) on investments	0.39		(1.68)	0.76	4.12	1.13	0.20		(0.08)
Total income from investment operations	0.53		(1.37)	1.10	4.52	1.69	0.28		0.88
Less distributions:
Net investment income	(0.14)		(0.26)	(1.63)	(1.16)	(0.56)	(0.08)		(0.92)
Return of capital	(0.36)		(1.37)	-	(0.47)	(1.07)	(0.32)		(0.44)
Total distributions	(0.50)		(1.63)	(1.63)	(1.63)	(1.63)	(0.40)		(1.36)
Fund share transactions
Effect of reinvestment of distributions	(0.02)		(0.02)	(0.01)	(0.01)	(0.01)	-*		-*
Decrease in net asset value from rights offering	-		(0.53)	-	(1.21)	-	(1.28)		-
Total Fund share transactions	(0.02)		(0.55)	(0.01)	(1.22)	(0.01)	(1.28)		-
Net asset value, end of period (3)	$13.12		$13.11	$16.66	$17.20	$15.53	$15.48		$16.88
Market value, end of period (3)	$10.88		$11.01	$15.12	$15.11	$13.53	$13.72		$13.84
Total Return (4)
Based on net asset value	4.72%		(10.65)%	7.28%	23.35%	12.67%	(5.52)%		5.61%
Based on market price	3.41%		(17.32)%	10.83%	24.38%	10.75%	2.13%		(11.15)%
Ratios/Supplemental Data (5)
Net assets, end of period (000s omitted)	$139,158		$138,417	$144,280	$148,081	$93,951	$93,123		$71,329
Ratios to average net assets of:
Total expenses (6)	1.66	%**	1.65%	1.55%	1.87%	2.57%	2.09	%**	2.02%
Net expenses (7)	1.66	%**	1.65%	1.55%	1.87%	2.57%	2.09	%**	2.00%
Net expenses excluding interest expense on bank credit facility	1.56	%**	1.51%	1.47%	1.72%	2.30%	1.78	%**	1.73%
Net investment income	2.09	%**	2.02%	1.94%	2.38%	3.56%	6.28	%**	5.44%

Portfolio turnover rate	28%		35%	52%	45%	13%	0%		24%
Leverage analysis (000s omitted):
Outstanding loan balance under the bank credit facility, end of period	$5,650		$8,066	$17,284	$21,346	$21,348	$17,815		$18,209
Asset coverage per $1,000, end of period (8)	$25,630		$18,161	$9,347	$7,937	$5,401	$6,227		$4,917
Average commission rate paid	$0.0126		$0.0185	$0.0131	$0.0139	$0.0179	$0.0075		$0.0347

(1)	The Fund changed its fiscal year from November 30 to December 31, effective December 31, 2011.

(2)	The per share amounts were calculated using the average number of shares outstanding during the period.

(3)

The Fund implemented a 1-for-4 reverse stock split with an ex-dividend date of December 10, 2012. Prior period net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. The net asset value and market price reported at the original dates prior to the reverse stock split were $3.87 and $4.22, $3.43 and $3.46, respectively, for the one month period ended December 31, 2011 and the year ended November 30, respectively.

(4)

Total return on a market value basis is calculated assuming a purchase of shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(5)	Expenses and income ratios do not include expenses incurred by the Acquired Funds in which the Fund invests.

(6)	“Total expenses” are the expenses of the Fund as presented in the Statement of Operations before fee waivers and expense reductions.

(7)

“Net expenses” are the expenses of the Fund presented in the Statement of Operations after fee waivers and expense reductions. Fees waived by the Investment Manager reduced the ratio of net expenses by 0.02% for the year ended November 30, 2011.

(8)

Represents the value of total assets less liabilities not represented by senior securities representing indebtedness divided by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness. For purposes of this calculation, the bank credit facility is considered a senior security representing indebtedness.

*	Less than $0.005 per share.

**	Annualized.

See notes to financial statements.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2016 18

The additional information below and on the following pages is supplemental and not part of the financial statements of the Fund.
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT	(Unaudited)
Additional Information

The renewal of the investment management agreement (“Agreement”) between Dividend and Income Fund (“Fund”) and the investment manager, Bexil Advisers LLC (“Investment Manager”), was unanimously approved by the Fund’s Board of Trustees (“Board”), including all of the Fund’s trustees who are not “interested persons” of the Fund (“Independent Trustees”) as defined under the Investment Company Act of 1940, as amended, at an in person meeting held on March 9, 2016 (“Meeting”). In this connection, the Board considered a number of factors, including, among other things, information that had been provided at other meetings, as well as information furnished to the Board for the Meeting. Such information included, among other things: information comparing the management fees of the Fund with a peer group of broadly comparable funds as determined by Lipper, Inc. (“Lipper”), an independent data service; information regarding the Fund’s investment performance on an absolute basis and in comparison to its Lipper peer group and a benchmark index, as determined by Lipper; the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager’s results and financial condition and the overall organization of the Investment Manager; the allocation of brokerage and the benefits received by the Investment Manager as a result of brokerage allocation; the Investment Manager’s trading practices, including soft dollars; the Investment Manager’s management of relationships with the Fund’s custodian, transfer agents, pricing agents, brokers, and other service providers; the resources devoted to the Investment Manager’s compliance efforts undertaken on behalf of the Fund and the record of compliance with the compliance programs of the Fund, the Investment Manager, and its affiliates; the quality, nature, cost, and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; the terms of the Agreement; the Investment Manager’s gifts and entertainment log; the reasonableness and appropriateness of the fee paid by the Fund for the services described in its Agreement and whether it was the product of arm’s length bargaining; the nature, extent, and quality of the services provided by the Investment Manager; the fiduciary duty assumed by the Investment Manager in connection with the services rendered to the Fund and the business reputation of the Investment Manager and its financial resources; the character and amount of other incidental or “fall-out” benefits received by the Investment Manager and its affiliates from its association with the Fund; the extent to which economies of scale would be realized as the Fund grows; whether fee levels reflect these economies of scale for the benefit of Fund investors; and comparisons of the services rendered and the amounts paid under the Agreement being approved with those under other advisory contracts, such as contracts of the same type between other investment advisers and other registered investment companies or other types of clients (e.g., pension funds).

The Board also reviewed in detail and at length the Investment Manager’s responses to the Board’s request for certain information related to, among other things: the Investment Manager’s general business, personnel, and operations; fees, profitability, and financial information; trading information; Fund performance; compliance and legal; and other related matters. The Board expressed its satisfaction with the Investment Manager’s responses to their request for such information.

The Board also considered the nature, extent, and quality of the management services provided by the Investment Manager. In so doing, the Board considered the Investment Manager’s management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the Agreement. The Board also took into account the time and attention devoted by management to the Fund. In this regard, the Board noted that the Investment Manager is responsible for, among other things, overseeing the selection of investments for the Fund, making investment decisions for the Fund, monitoring the investment operations and composition of the Fund, and, in connection therewith, monitoring compliance with the Fund’s investment objectives, policies and restrictions, as well as the Fund’s compliance with applicable law; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; and implementing the Board’s directives as they relate to the Fund. Further, the Board considered that the Investment Manager’s responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund. The Board evaluated the level of skill required to manage the Fund and concluded that the resources available at the Investment Manager are appropriate to fulfill effectively its duties on behalf of the Fund. The Board noted that the Investment Manager has managed the Fund for several years and indicated its belief that a long term relationship with capable, conscientious personnel is in the best interests of the Fund.

The Board received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Fund. In this regard, Thomas Winmill, as the sole portfolio manager of the Fund, stated that the investment philosophy or investment process applied in managing the Fund had not changed.

The Board also considered the Investment Manager’s in-house research capabilities as well as other resources available to the Investment Manager’s personnel, including research services that may be available to the Investment Manager as a result of securities transactions effected for the Fund. The Board concluded that the Investment Manager’s investment process, research capabilities, and philosophy were well suited to the Fund, given the Fund’s investment objective and policies.

19 Semi-Annual Report 2016	DIVIDEND AND INCOME FUND

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT	(Unaudited)
Additional Information

In its review of comparative information with respect to the Fund’s investment performance, the Board received information from Lipper comparing the Fund’s investment performance on an absolute basis and to that of its Lipper peer group of investment companies pursuing broadly similar strategies and a benchmark index selected by Lipper. After reviewing performance information with respect to the Fund, the Board noted that the Fund’s total return performance underperformed its benchmark index and the average and median total return of its Lipper peer group for the one, two, three, four, five, and ten year periods ended December 31, 2015. The Board considered that the Investment Manager became the Fund’s investment manager in February 2011 and that the Fund’s performance prior to that time was attributable to its former investment manager. The Board then concluded that the Fund’s performance was within a range that it deemed competitive.

The Board noted that performance is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it can reach a decision to renew the Agreement notwithstanding the Fund’s underperformance over certain periods.

With respect to its review of the fee payable under the Agreement, the Board considered information from Lipper comparing the Fund’s management fee and expense ratio to those of its Lipper peer group. The Board observed that the Fund’s management fee was higher than the median in its Lipper peer group and its overall expense ratio was higher than the median in its Lipper peer group. Although the Board observed that the Fund’s expense ratio was in the higher range as compared to the Fund’s Lipper peer group, the Board concluded that the Fund’s fees were competitive with comparable funds in light of the quality of services received and the level of assets managed. The Board also evaluated any apparent or anticipated economies of scale in relation to the services the Investment Manager provides to the Fund. The Board considered that the Fund is a closed end fund that does not continuously offer shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

The information provided assisted the Board in concluding that the fee paid by the Fund is within the range of those paid by comparable funds within the fund industry and is fair and reasonable in light of the quality of services received and the level of assets managed. Further, the Board concluded that the Investment Manager’s fee bears a reasonable relationship to the services rendered and has been the product of arm’s length bargaining.

The Board also considered information regarding the character and amount of other incidental benefits received by the Investment Manager and its affiliates from its association with the Fund. The Board concluded that potential “fall-out” benefits that the Investment Manager and its affiliates may receive, such as increased ability to obtain research services, appear to be fair and reasonable and may, in some cases, benefit the Fund.

The Board also considered the profitability of the Investment Manager from its association with the Fund. In this regard, the Board considered the costs of the services provided by and the profits realized, if any, by the Investment Manager in connection with the operation of the Fund and was satisfied that the profitability was not excessive under the circumstances. In addition, the Board considered the financial stability of the Investment Manager during its deliberations.

The Board did not consider any single factor as controlling in determining whether or not to renew the Agreement. In assessing the information provided by the Investment Manager and its affiliates, the Board also noted that it was taking into consideration the benefits to shareholders of investing in a Fund that is part of a fund complex which provides a variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Trustees, concluded that the approval of the Agreement, including the fee structure, is in the best interests of the Fund.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2016 20

POLICIES AND UPDATES	(Unaudited)
Additional Information

Investment Objectives and Policies

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The investment objectives of the Fund are fundamental policies that may not be changed without a vote of a majority of the Fund’s outstanding voting securities. The Fund is also subject to certain investment policies and restrictions that are fundamental and cannot be changed without such vote. A majority of the outstanding voting securities of the Fund is defined under the Act as the lesser of: (i) 67% or more of the Fund’s shares present at a meeting if more than 50% of the outstanding shares of the Fund are present and represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. All other investment strategies, policies, and restrictions described are not fundamental and may be changed by the Board of Trustees without shareholder approval except as required by law.

Limitations on Ownership

The Fund has substantial capital loss carryovers that could translate into significant future tax savings for the Fund and its shareholders. The Fund’s governing documents contain provisions designed to prevent an ownership change from taking place, which could limit the Fund’s ability to use capital loss carryovers, by limiting the ability of persons to own more than 4.99% of the Fund’s outstanding shares without the Board of Trustees’ prior approval. These provisions may have an anti-takeover effect on the Fund as do certain other provisions the Fund currently takes advantage of under Delaware law.

Shelf Registration Statement

The Fund has filed a shelf registration statement with the SEC allowing it to issue an additional $150 million shares of beneficial interest. Under the shelf registration statement, which was declared effective on June 30, 2015, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods. While raising additional equity capital by selling new shares may allow the Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it also entails risks — including that the issuance of additional shares of beneficial interest may reduce the premium or increase the discount at which the Fund’s shares trade to NAV in the secondary market. On September 28, 2015, pursuant to the shelf prospectus and a related prospectus supplement for a rights offering, the shareholders of the Fund received one non-transferable right for each share of the Fund held on that date rounded up to the nearest number of rights evenly divisible by three. On November 2, 2015, the Fund issued 1,821,255 shares of beneficial interest and recorded proceeds of $21,162,983, prior to the deduction of shelf and rights offering expenses of $267,676. This report is not an offer to sell

Fund shares and is not a solicitation of an offer to buy Fund shares in any jurisdiction where the offers or sales are not permitted.

The prospectus and related prospectus supplement for any share offering will contain more complete information about the offering and should be read carefully before investing.

Proxy Voting

The Fund’s Proxy Voting Guidelines, which describe the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, as well as its proxy voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-785-0900, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.DividendandIncome-Fund.com.

Quarterly Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available on its website at www.DividendandIncomeFund.com.

Changes to Anti-Takeover Provisions in the Governing Documents

In June 2016, the Board of Trustees adopted an amendment to the Fund’s Bylaws to provide that no shareholder may give a notice to the Secretary of the Trust described in Article II, Section 12(a)(2) or Section 12(b) (governing advance notice of shareholder nominations for trustee and other shareholder proposals for annual and special meetings of shareholders) unless such shareholder holds a certificate or certificates, as the case may be, for all shares owned by such shareholder, and a copy of each such certificate shall accompany such shareholder’s notice to the Secretary in order for such notice to be effective. This change in the Fund’s Bylaws, which may delay or prevent a change of control of the Fund, has not been approved by shareholders. Other provisions of the Fund’s governing documents could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder without the approval of the Board of Trustees. The foregoing summary is subject to the governing documents of the Fund, which are on file or are expected to be filed with the SEC and available on the Fund’s website www.DividendandIncomeFund.com.

21 Semi-Annual Report 2016	DIVIDEND AND INCOME FUND

DIVIDENDS	(Unaudited)
Additional Information

Managed Distributions

The Fund’s current distribution policy is to provide shareholders with a relatively stable cash flow and to attempt to reduce or eliminate the Fund’s market price discount to its net asset value per share. The policy may be changed or discontinued without notice. The distributions are paid from net investment income and any net capital gains, with the balance representing return of capital. The Fund’s distributions are not tied to its net investment income and net realized capital gains and do not represent yield or investment return. The Fund is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Fund and, to a lesser extent, other factors.

Therefore, the exact amount of distributable income can only be determined as of the end of the Fund’s fiscal year. Under the Act, however, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the period commencing January 1, 2016, including the distributions paid quarterly, will be comprised primarily from paid in capital and the balance from net investment income. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and other factors. In January, the Fund normally sends shareholders a Form 1099-DIV for the prior calendar year stating the amount and composition of distributions and providing information about their appropriate tax treatment.

2016 Quarterly Distribution Dates

Declaration	Record	Payment

March 1	March 15	March 31

June 1	June 17	June 30

September 1	September 16	September 30

December 1	December 15	December 29

HISTORICAL DISTRIBUTION SUMMARY*
PERIOD	Investment Income	Return of Capital	Capital Gains	Total
Six Months Ended June 30, 2016†	$0.14	$0.36	$-	$0.50
2015	$0.26	$1.37	$-	$1.63
2014**	$1.63	$-	$-	$1.63
2013**	$1.16	$0.47	$-	$1.63
2012	$0.56	$1.07	$-	$1.63
2011	$1.00	$0.76	$-	$1.76
2010	$1.40	$0.24	$-	$1.64
2009	$1.56	$0.08	$-	$1.64
2008	$2.36	$1.08	$-	$3.44
2007	$3.36	$0.20	$-	$3.56
2006	$3.72	$-	$-	$3.72
2005	$2.12	$1.88	$-	$4.00
2004	$2.16	$1.84	$-	$4.00
2003	$2.44	$1.56	$-	$4.00
2002	$2.64	$1.84	$-	$4.48
2001	$2.60	$2.36	$-	$4.96
2000	$3.20	$1.76	$-	$4.96
1999	$3.44	$1.40	$0.12	$4.96
From June 29, 1998 to November 30, 1998	$1.64	$-	$-	$1.64

* The Fund implemented a 1-for-4 reverse stock split with an ex-date of December 10, 2012. Prior period distribution amounts have been restated to reflect the impact of the reverse stock split.
** Includes net capital gains recognized in the year and distributable as ordinary income in accordance with tax regulations.

†    The classification of these distributions for federal income tax purposes will be determined after the Fund’s fiscal year ending December 31, 2016. This in only an estimate based on information available at this time and is subject to change. Actual amounts may be re-characterized among net investment income, capital gains, and return of capital for tax purposes after the 2016 year end, although the exact amount is not estimable at June 30, 2016.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2016 22

DIVIDENDS	(Unaudited)
Additional Information

Terms and Conditions of the 2015 Amended Dividend Reinvestment Plan

1. Each shareholder (the “Shareholder”) holding shares (the “Shares”) of Dividend and Income Fund (the “Fund”) will automatically be a participant in the Dividend Reinvestment Plan (the “Plan”), unless the Shareholder specifically elects to receive all dividends and capital gains in cash by notice to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, 1-800-278-4353, as agent under the Plan (the “Agent”). The Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder’s Shares are registered.

2. Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating Shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the Shareholder’s account in accordance with the following:

Whenever the Market Price (as defined in Section 3 below) per Share is equal to or exceeds the net asset value per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the “Valuation Date”), participants will be issued additional Shares equal to the amount of such dividend divided by the lower of the Fund’s net asset value per Share or the Fund’s Market Price per Share. Whenever the Market Price per Share is less than such net asset value on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the business day before the dividend or distribution payment date. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating Shareholders, buy Shares in the open market or elsewhere, for such Shareholders’ accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the Market Price of the Shares exceeds the net asset value. These remaining Shares will be issued by the Fund at a price equal to the lower of the Fund’s net asset value per Share or the Market Price.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the Market Price exceeds the net asset value of the Shares, the average Share purchase price paid by the Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer

Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

3. For all purposes of the Plan: (a) the Market Price of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred then the mean between the closing bid and asked quotations, for the Shares quoted on the NYSE on each of the five business days the Shares traded ex-dividend on the NYSE immediately prior to such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

4. The open market purchases provided for herein may be made on any securities exchange on which the Shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Shareholder’s account.

5. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of its nominee. At no additional cost, a Shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such Shareholder will receive a statement showing its combined holdings. The Agent will forward to the Shareholder any proxy solicitation material and will vote any Shares so held for the Shareholder only in accordance with the proxy returned by the Shareholder to the Fund.

6. The Agent will confirm to the Shareholder each acquisition for the Shareholder’s account as soon as practicable but not later than 60 days after the date thereof. Although the Shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to Shareholders’ accounts. In the event of a termination of a Shareholder’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

7. Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the Shareholder will be credited to the Shareholder’s account. In the event that the Fund makes available to

23 Semi-Annual Report 2016	DIVIDEND AND INCOME FUND

DIVIDENDS	(Unaudited)
Additional Information

the Shareholder the right to purchase additional Shares or other securities, the Shares held for a Shareholder under the Plan will be added to other Shares held by the Shareholder in calculating the number of rights to be issued to such Shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

8. The Agent’s service fee for handling capital gain distributions or income dividends will be paid by the Fund. The Shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

9. The Shareholder may terminate the account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent three days prior to any dividend or distribution payment date. If the request is received less than three days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash.

10. These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such Shareholder’s account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the Shareholder’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

11. In the case of Shareholders, such as banks, brokers, or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholders as representing the total amount registered in the Shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

12. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith, or willful misconduct or that of its employees.

13. Neither the Fund nor the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a Shareholder’s account, sell shares, or purchase shares, (ii) the prices which shares are purchased or sold for the Shareholder’s account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2016 24

GENERAL INFORMATION	(Unaudited)
Additional Information

RESULTS OF THE ANNUAL MEETING

An Annual Meeting of Shareholders of the Fund was held on May 2, 2016 at 11 Hanover Square, New York, New York 10005, the Fund’s principal executive offices, for the following purpose:

To re-elect each of Peter K. Werner and Thomas B. Winmill to the Board of Trustees of the Fund as a Class II Trustee to serve until 2019 or until his successor is elected and qualifies.

Peter K. Werner
Votes For	Votes Withheld
8,201,067	952,126
Thomas B. Winmill
Votes For	Votes Withheld
8,244,895	908,298

STOCK DATA AT JUNE 30, 2016
NYSE Market Price per Share	$10.88
Net Asset Value per Share	$13.12
Market Price Discount to Net Asset Value	17.1%
NYSE Ticker Symbol	DNI
Net Asset Value Ticker Symbol	XDNIX
CUSIP Number	25538A204

FUND INFORMATION

Investment Manager

Bexil Advisers LLC

11 Hanover Square

New York, NY 10005

www.DividendandIncomeFund.com

1-212-785-0900

Stock Transfer Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

www.amstock.com

1-800-278-4353

DividendandIncomeFund.com

Visit us on the web at www.DividendandIncomeFund.com. The site provides information about the Fund, including market performance, net asset value, distributions, press releases, and shareholder reports. For further information, please email us at info@DividendandIncomeFund.com.

Cautionary Note Regarding Forward Looking Statements - This report contains “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Fund invests, market discount from net asset value, distribution policy risk, management risk, and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Fund Information - This report, including the financial statements herein, is provided for informational purposes only. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state, or an exemption therefrom.

Section 23 Notice - Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

25 Semi-Annual Report 2016	DIVIDEND AND INCOME FUND

DIVIDEND
AND	INCOME
FUND

DNI	TICKER
WWW.DIVIDENDANDINCOMEFUND.COM
PRINTED ON RECYCLED PAPER

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dividend and Income Fund

August 31, 2016	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund

August 31, 2016	By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dividend and Income Fund

August 31, 2016	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund

August 31, 2016	By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer